EXHIBIT 99.2

UNITED STATES BANKRUPTCY COURT

DISTRICT OF NEVADA

In re:	Case No. 01-23229 rci

FCI Environmental, Inc.	CHAPTER 11

MONTHLY OPERATING REPORT

(GENERAL BUSINESS CASE)

SUMMARY OF FINANCIAL STATUS

MONTH ENDED:	December 31, 2002	PETITION DATE:

December 20, 2001

1.

Debtor in possession (or trustee hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here       the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor.  Dollars reported in ($1)

2.	Asset and Liabilities Structure	End of Current Month	End of Prior Month	As of Petition Filing
	a. Current Assets	$313,513	$313,513
	b. Total Assets	331,418	331,418	$347,596
	c. Current Liabilities	1,257,916	1,257,916
	d. Total Liabilities	$15,813,912	$15,813,912	$14,555,995

3.	Statement of Cash Receipts & Disbursements for Month	Current Month	Prior Month	Cumulative (Case to Date)
	a. Total Receipts	$103,983	$63,613	$1,734,302
	b. Total Disbursements	74,850	97,616	1,728,443
	c. Excess (Deficiency) of Receipts Over Disbursements (a - b)	29,133	(34,003)	5,859
	d. Cash Balance Beginning of Month	(5,023)	28,980	18,251
	e. Cash Balance End of Month (c + d)	$24,110	$(5,023)	$24,110

		Current Month	Prior Month	Cumulative (Case to Date)
4.	Profit/(Loss) from the Statement of Operations	$(68,510)	$44,759	$(1,280,095)
5.	Account Receivables (Pre and Post Petition)	120,387	151,804
6.	Post-Petition Liabilities	1,304,416	1,257,916
7.	Past Due Post-Petition Account Payables (over 30 days)	$10,774	$6,658

At the end of this reporting month:		Yes	No

8.

Have any payments been made on pre-petition debt, other than payments in the normal course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee)

X

9.	Have any payments been made to professionals? (if yes, attach listing including date of payment, amount of payment and name of payee)		X

10.	If the answer is yes to 8 or 9, were all such payments approved by the court? (additional information attached)

11.	Have any payments been made to officers, insiders, shareholders, relatives? (if yes, attach listing including date of payment, amount and reason for payment, and name of payee)		X

12.	Is the estate insured for replacement cost of assets and for general liability?		X

13.	Are a plan and disclosure statement on file?	X

14.	Was there any post-petition borrowing during this reporting period? (additional information attached)		X

15.	Check if paid: Post-petition taxes ☒; U.S. Trustee Quarterly Fees ☒; Check if filing is current for: Post-petition tax reporting and tax returns:☒
(Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date:	February 24, 2003	R. Kenyon Culver, CFO
Responsible Individual .

STATEMENT OF OPERATIONS

(General Business Case)

For the Month Ended	December 31, 2002

Current Month						Cumulative	Next Month
Actual	Forecast	Variance				(Case to Date)	Forecast
				Revenues:
$53,619	$354,875	$(301,256)	1	Gross Sales		$919,827	$354,875
0	0	0	2	less: Sales Returns & Allowances		0	0
53,619	354,875	(301,256)	3	Net Sales		919,827	354,875
16,98	76,271	59,289	4	less: Cost of Goods Sold (Schedule ‘B’)		499,185	76,271
36,63	278,604	(241,967)	5	Gross Profit		420,642	278,604
0	0	0	6	Interest		0	0
0	0	0	7	Other Income:		0	0
			8
			9
36,63	278,604	(241,967)	10	Total Revenues		420,642	278,604

				Expenses:
34,222	33,314	(908)	11	Compensation to Owner(s)/Officer(s)		427,573	33,314
18,.322	73,028	56,706	12	Salaries		641,993	73,028
0	0	0	13	Commissions		16,062	0
0	0	0	14	Contract Labor		0	0
			15	Rent/Lease: Personal Property
10,465	10,825	360	16	Real Property		132,424	10,825
0	5,763	5,763	17	Insurance		46,862	5,763
0	0	0	18	Management Fees		0	0
1,932	2,000	68	19	Depreciation		23,578	2,000
				Taxes:
494	8,137	7,643	20	Employee Payroll Taxes		53,386	8,137
0	0	0	1	Real Property Taxes		2,751	0
0	0	0	2	Other Taxes		0	0
(644)	16,622	17,266	3	Other Selling		23,835	16,622
21,975	27,706	5,731	4	Other Administrative		181,114	27,706
4,461	0	(4,461)	5	Interest		44,738	0
15,740	9,167	(6,573)	6	Other Expenses:	License fees	91,409	9,167
			7
			8
			9
			10
			11
			12
			13
			14
105,147	186,562	81,415	15	Total Expenses		1,685,725	186,562
(68,510)	92,042	(160,552)	16	Subtotal		(1,265,083)	92,042

				Reorganization Items:
0	0	0	17	Professional Fees (additional information attached)		(3,512)	0
0	0	0	18	Provisions for Rejected Executory Contracts		0	0
0	0	0	19	Interest Earned on Accumulated Cash from Resulting Chp 11 Case		0	0
0	0	0	20	Gain or (Loss from Sale of Equipment)		0	0
0	0	0	21	U.S. Trustee Quarterly Fees		(11,500)	0
			22

0	0	0	23	Total Reorganization Items		(15,012)	0

(68,510)	92,042	(160,552)	24	Net Profit (Loss) Before Federal & State Taxes		(1,280,095)	92,042
0	0	0	25	Federal & State Income Taxes		0	0
$(68,510)	$92,042	$(160,552)	26	Net Profit (Loss)		$(1,280,095)	$92,042

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

BALANCE SHEET
(General Business Case)

For the Month Ended	December 31, 2002

			From Schedules	Market Value

	Assets

		Current Assets
1		Cash and cash equivalents - unrestricted		$24,110
2		Cash and cash equivalents - restricted		0
3		Accounts receivable (net)	A	120,387
4		Inventory (net)	B	134,829
5		Prepaid expenses		10,629
6		Professional retainers		3,481
7		Other:		0
8				0

9		Total Current Assets		293,435

		Property and Equipment (Market Value)
10		Real property	C	0
11		Machinery and equipment	D	1,759
12		Furniture and fixtures	D	9,800
13		Office equipment	D	5,792
14		Leasehold improvements	D	0
15		Vehicles	D	0
16		Other:	D
17			D
18			D
19			D
20			D

21		Total Property and Equipment		17,351

		Other Assets
22				0
23				0
24				0
25				0
26				0
27		Due from affiliated company		554

28		Total Other Assets		0

29		Total Assets		$311,340

	NOTE:

		Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

		See additional information attached

Liabilities and Equity
(General Business Case)

			From Schedules
	Liabilities

	Post-Petition

		Current Liabilities
30		Salaries and wages		$207,137
31		Payroll taxes		181
32		Real and personal property taxes		0
33		A/P clearing		6,649
34		Sales taxes		0
35		Notes payable (short term)		385,000
36		Accounts payable (trade)	A	26,922
37		Real property lease arrearage		0
38		Personal property lease arrearage		2,192
39		Accrued professional fees		3,513
40		Current portion of long-term post-petition debt (due within 12 months)		0
41	Other:	Warranty reserve ($16,186) and deferred revenue ($43,711)		59,897
42		Other (($8,263)), license fees ($65,618) and accrued DIP loan interest ($44,738)		102,093
43		Due to affiliates		510,831

44		Total Current Liabilities		1,304,416

45		Long-Term Post-Petition Debt, Net of Current Portion		0

46		Total Post-Petition Liabilities		1,304,416

	Pre-Petition Liabilities (allowed amount)
47		Secured claims	F	0
48		Priority unsecured claims	F	184,155
49		General unsecured claims	F	14,371,841

50		Total Pre-Petition Liabilities		14,555,996

51		Total Liabilities		15,860,412

	Equity (Deficit)
52		Equity (Deficit at time of filing)		(14,218,082)
53		Capital Stock		0
54		Additional paid-in capital		1,000
55		Cumulative profit/(loss) since filing of case		(1,280,095)
56		Post-petition contributions/(distributions) or (draws)		0
57				0
58		Market value adjustment		(51,895)

59		Total Equity (Deficit)		(15,549,072)

60	Total Liabilities and Equity (Deficit)			$311,340

SCHEDULES TO THE BALANCE SHEET

(General Business Case)

Schedule A

Accounts Receivable (Net) Payable

			Accounts Receivable [Pre and Post Petition]	Accounts Payable [Post Petition]	Past Due Post Petition Debt
Receivables and Payables Agings
0 -30 Days			$80,214	$16,148
31-60 Days			42,885	7,825
61-90 Days			1,040	151	$10,774
91+ Days			0	2,798
Total accounts receivable/payable			124,139	$26,922
Allowance for doubtful accounts			(3,752)
Accounts receivable (net)			$120,387

Schedule B Inventory/Cost of Goods Sold

Types and Amount of Inventory(ies)			Cost of Goods
		Inventory(ies) Balance at End of Month
			Inventory Beginning of Month		$153,623
			Add -
Retail/Restaurants -			Net purchase		0
Product for resale		$0	Direct labor		149
			Manufacturing overhead		7,119
Distribution			Freight in		0
Products for resale		0	Other:
					0
Manufacturer -					0
Raw Materials		345,632
Work-in-progress		(60,644)	Less -
Finished goods		378,834	Inventory End of Month		134,829
			Monitoring/warranty		9,080
Other - Explain		(528,994)	Scrap		0
Reserve for obsolescence
			Cost of Goods Sold		$16,982
TOTAL		$134,829

Method of Inventory Control			Inventory Valuation Methods
Do you have a functioning perpetual inventory system?			Indicate by a checkmark method of inventory used.
Yes ☒ No ☐
How often do you take a complete physical inventory?			Valuation methods

Weekly			FIFO cost	X
Monthly			LIFO cost
Quarterly			Lower of cost or market	X
Semi-annually			Retail method
Annually	X		Other -
Date of last physical inventory was		1/18/2002	Explain

Date of next physical inventory is		12/31/2002

Schedule C
Real Property

Description	Cost	Market Value
None	$0	$0

Total	$0	$0

Schedule D
Other Depreciable Assets

Description	Cost	Market Value

Machinery & Equipment -

Various	$89,137	$1,759

12/31/02 NBV = $12,832

Total	$89,137	$1,759

Furniture & Fixtures -

Various	$35,000	$9,800

12/31/02 NBV = $22,632

Total	$35,000	$9,800

Office Equipment -

Various	$262,278	$5,792

12/31/02 NBV = $30,072
Total	$262,278	$5,792

Leasehold Improvements -

None	$0	$0

Total	$0	$0

Vehicles -

None	$0	$0

Total	$0	$0

Schedule E
Aging of Post-Petition Taxes
(As of End of the Current Reporting Period)

Taxes Payable	0-30 Days	31-60 Days	61-90 Days	91+ Days	Total

Federal
Income Tax Withholding	$0				$0
FICA – Employee	90				90
FICA – Employer	91				91
Unemployment (FUTA)
Income
Other (Attach List)

Total Federal Taxes	181				181

State and Local

Income Tax Withholding
Unemployment (UT)
Disability Insurance (DI)
Empl. Training Tax (ETT)
Sales
Excise
Real property
Personal property
Income
Other (Attach List)

Total State & Local Taxes

Total Taxes	$181				$181

Schedule F
Pre-Petition Liabilities

List Total Claims For Each Classification -	Claimed Amount	Allowed Amount (b)
Secured claims (a)	$0	$0
Priority claims other than taxes	148,477	127,462
Priority tax claims	56,693	56,693
General unsecured claims	$14,371,841	$14,371,841

(a)	List total amount of claims even it under secured.

(b)

Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

Schedule G

Rental Income Information

Not applicable to General Business Cases.

Schedule H
Recapitulation of Funds Held at End of Month

	Account 1	Account 2	Account 3	Account 4
Bank	Bank of America	Bank of America	Petty cash and suspense	Bank of America OxySense
Account Type	Checking	Checking		Checking
Account No.	37-5550-8595	37-5550-8511		47-9133-4120
Account Purpose	General disbursement	Payroll		General disbursement
Balance, End of Month	$4,664	$441	$1,113	$17,892
Total Funds on Hand for all Accounts	$24,110

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS

Increase/(Decrease) in Cash and Cash Equivalents

For the Month Ended December 31, 2002

		Actual Current Month	Cumulative (Case to Date)
Cash Receipts
1	Rent/Leases Collected	$0	$0
2	Cash Received from Sales	103,983	755,642
3	Interest Received	0	0
4	Borrowings	0	385,000
5	Funds from Shareholders, Partners, or Other Insiders	0	0
6	Capital Contributions	0	0
7	Transfers from DecisionLink, Inc., an affiliated company	0	387,232
8	Transfer from IDL Corp, an affiliated company	0	213,092
9	Insurance proceeds	0	3,542
10
11
12	Total Cash Receipts	103,983	1,744,508
Cash Disbursements
13	Payments for Inventory	732	54,159
14	Selling	0	18,979
15	Administrative	22,731	375,494
16	Capital Expenditures	0	0
17	Principal Payments on Debt	0	0
18	Interest Paid	0	0
	Rent/Lease:
19	Personal Property	0	2,274
20	Real Property	0	30,393
	Amount Paid to Owner(s)/Officer(s)
21	Salaries	8,241	236,144
22	Draws	0	0
23	Commissions/Royalties	0	0
24	Expense Reimbursements	0	0
25	Other	0	0
26	Salaries/Commissions (less employee withholding)	21,111	518,054
27	Management Fees	0	0
	Taxes:
28	Employee Withholding	6,301	238,269
29	Employer Payroll Taxes	1,734	70,373
30	Real Property Taxes	0	0
31	Other Taxes	0	0
32	Other Cash Outflows:	0	0
33	Transfers to IDL Corp., an affiliated company	0	24,486
34	Transfer to DecisionLink, Inc. an affiliated company	14,000	130,740
35	U.S. Trustee	0	11,000
36	TNO license fee	0	28,284
37
38	Total Cash Disbursements:	74,850	1,738,649
39	Net Increase (Decrease) in Cash	29,133	5,859
40	Cash Balance, Beginning of Period	(5,023)	18,251
41	Cash Balance, End of Period	$24,110	$24,110

MONTHLY OPERATING REPORT

FCI Environmental, Inc. 01-23229 rjc

December 31, 2002

Additional Information

Summary of Financial Status:

The financial information provided herein includes the accounts of FCI Environmental, Inc. (“FCI”) on a stand-alone basis. This financial information does not include the accounts of any of its affiliated companies.

No. 11. Payments made to officers:

Payment Date	Check Nbr.	Amount	Purpose	Payee
12/27/02	11300	$2,994	Payroll period ended 12/21/02	Ken Culver, CFO
12/27/02	11301	2,253	Payroll period ended 12/21/02	Peter Gerard, CEO
12/13/02	11291	2,994	Payroll period ended 12/07/02	Ken Culver, CFO

Approved on or about December 21, 2001, by court order authorizing payment of wages, salaries, employee benefits and reimbursable employee expenses.

No. 12. Estate insurance:

Effective September 1, 2002, FCI’s property and general liability insurance policies expired without replacement.

No. 14. An emergency order authorizing post-petition financing was approved by the bankruptcy court on or about December 21, 2001. On March 27, 2002, the bankruptcy court entered an emergency order authorizing supplemental post petition financing. $385,000 has been received by the end of this reporting period.

Statement of Operations:

The Statement of Operation budget does not include revenues from IDL Corp., an affiliated company that is integral to the debtor’s joint plan of reorganization.

Line 4 – Cost of goods sold – the budget contains only direct material costs. All other costs normally associated with cost of goods sold are included within operating expenses.

General Explanation of Variances to Statement of Operations:

The forecasted amounts are preliminary in nature. These amounts were derived from a combined Chapter 11 bankruptcy budget including affiliated companies

Balance Sheet:

Cash – The credit cash balance is a book overdraft only. Checks processed that created this book overdraft have been held and have only been released as cash resources become available.

Bank statements and reconciliations attached for:

Facility	Account No.
Bank of America	37-5550-8595
Bank of America	37-5550-8511

Inventory – the stated inventory balance is net of a $528,994 reserve to appropriately state inventories at the lower of cost or market.

Property and Equipment (Market Value) – market value has not been independently determined. Management estimates that the estate’s property and equipment, with a net book value of $65,536, to be worth $17,351.

Accrued salaries and wages – is comprised of: (a) $86,622 management salary deferral which only at Plan confirmation will be converted to a promissory note, as approved by the bankruptcy court on or about July 12, 2002, in an emergency order authorizing supplemental post petition financing, (b) $4,092 earned salary for the period from December 28, 2002 through December 31, 2002 paid on January 10, 2003, and (c) earned but unpaid salary of $116,423 of which $70,852 and $31,352 is for Messrs. Gerard and Culver, respectively.

Warranty Reserve ($16,186) and deferred Revenue ($43,711) – were not included as claims in the estate’s Schedule F – Creditors Holding Unsecured Nonpriority Claims, as these obligations will be fulfilled under a Chapter 11 going concern plan of reorganization.

Pre-petition general unsecured claims – includes $14,006,118 due to DecisionLink, Inc. (Chapter 11 case Nbr. 01-22706), the sole owner of FCI, and $108,446 due to affiliated companies.

END